SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) March 13, 2003

                                HUMBOLDT BANCORP
             (Exact name of registrant as specified in its charter)

 California                           0-27784                   93-1175446
 ----------                           -------                   ----------
(State or other jurisdiction of      (Commission              (I.R.S. Employer
incorporation or organization)       File Number)            Identification No.)


                          2998 Douglas Blvd., Suite 330
                          Roseville, California 95661
                                  916-783-3209
          (Address and telephone number of principal executive offices)


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Item 9.  Other Regulation FD Disclosure

The purpose of this current report on Form 8-K is to announce that Humboldt Bank, a wholly-owned subsidiary of Humboldt Bancorp, has completed the sale of its proprietary merchant bankcard operation to Humboldt Merchant Services, LP. A copy of the press release announcing the sale is included herewith as an exhibit to this report.


                  99.1     Press release dated March 13, 2003.


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: March 13, 2003                                HUMBOLDT BANCORP,
                                                     a California Corporation


                                                     /s/ Patrick J. Rusnak
                                                     --------------------
                                                     Patrick J. Rusnak
                                                     Chief Financial Officer